Exhibit 99.3


ConocoPhillips

     SUMMARY OF NET INCOME (LOSS) BY SEGMENT

                                                                               Millions of Dollars
                                        --------------------------------------------------------------------------------------------
                                                                 2002                                                2003
                                        ---------------------------------------------------   --------------------------------------
                                           1st Qtr   2nd Qtr   3rd Qtr   4th Qtr    YTD     1st Qtr  2nd Qtr  3rd Qtr 4th Qtr  YTD
                                        -----------------------------------------------   ------------------------------------------
Income (Loss) from Continuing Operations
  Before Accounting Changes
U.S. E&P                                      155       280       306       415  1,156          678      517      546        1,741
International E&P                             (13)       59       154       393    593          447      560      421        1,428
---------------------------------------------------------------------------------------   -----------------------------------------
Total E&P                                     142       339       460       808  1,749        1,125    1,077      967        3,169
---------------------------------------------------------------------------------------   ------------------------------------------

Midstream                                      12        12        11        20     55           31       25       31           87
-------------------------------------------------------------------------------------------   --------------------------------------

U.S. R&M                                      (92)       73        44       113    138          275      248      416          939
International R&M                               5        (5)       13        (8)     5          114       73       69          256
-------------------------------------------------------------------------------------------   --------------------------------------
Total R&M                                     (87)       68        57       105    143          389      321      485        1,195
-------------------------------------------------------------------------------------------   --------------------------------------

Chemicals                                     (11)        7         3       (13)   (14)         (23)      12        7           (4)

Emerging Businesses                            (5)       (3)     (262)      (40)  (310)         (34)     (23)     (18)         (75)

Corporate and Other                          (149)     (111)     (343)     (322)  (925)        (225)    (317)    (223)        (765)

-------------------------------------------------------------------------------------------   --------------------------------------
Consolidated                                  (98)      312       (74)      558    698        1,263    1,095    1,249        3,607
===========================================================================================   ======================================

Cumulative Effect of Accounting Changes
U.S. E&P                                        -         -         -         -      -          142        -        -          142
International E&P                               -         -         -         -      -          (13)       -        -          (13)
-------------------------------------------------------------------------------------------   --------------------------------------
Total E&P                                       -         -         -         -      -          129        -        -          129
-------------------------------------------------------------------------------------------   --------------------------------------

Midstream                                       -         -         -         -      -            -        -        -            -
-------------------------------------------------------------------------------------------   --------------------------------------

U.S. R&M                                        -         -         -         -      -         (125)       -        -         (125)
International R&M                               -         -         -         -      -            -        -        -            -
-------------------------------------------------------------------------------------------   --------------------------------------
Total R&M                                       -         -         -         -      -         (125)       -        -         (125)
-------------------------------------------------------------------------------------------   --------------------------------------

Chemicals                                       -         -         -         -      -            -        -        -            -

Emerging Businesses                             -         -         -         -      -            -        -        -            -

Corporate and Other                             -         -         -         -      -         (117)       -        -         (117)

-------------------------------------------------------------------------------------------   --------------------------------------
Consolidated                                    -         -         -         -      -         (113)       -        -         (113)
=========================================================================================   =======================================

Income (Loss) from Discontinued
 Operations
Corporate and Other                            (4)       39       (42)     (986)   (993)          53       91       57         201
===========================================================================================   ======================================


Net Income (Loss)
U.S. E&P                                      155       280       306       415   1,156          820      517      546       1,883
International E&P                             (13)       59       154       393     593          434      560      421       1,415
-------------------------------------------------------------------------------------------   --------------------------------------
Total E&P                                     142       339       460       808   1,749        1,254    1,077      967       3,298
-------------------------------------------------------------------------------------------   --------------------------------------

Midstream                                      12        12        11        20      55           31       25       31          87
-------------------------------------------------------------------------------------------   --------------------------------------

U.S. R&M                                      (92)       73        44       113     138          150      248      416         814
International R&M                               5        (5)       13        (8)      5          114       73       69         256
-------------------------------------------------------------------------------------------   --------------------------------------
Total R&M                                     (87)       68        57       105     143          264      321      485       1,070
-------------------------------------------------------------------------------------------   --------------------------------------

Chemicals                                     (11)        7         3       (13)    (14)         (23)      12        7          (4)

Emerging Businesses                            (5)       (3)     (262)      (40)   (310)         (34)     (23)     (18)        (75)

Corporate and Other                          (153)      (72)     (385)   (1,308)  (1,918)        (289)    (226)    (166)      (681)

-------------------------------------------------------------------------------------------   --------------------------------------
Consolidated                                 (102)      351      (116)     (428)   (295)       1,203    1,186    1,306       3,695
===========================================================================================   ======================================





                                                                                                                     Page 1 of 13


ConocoPhillips

            INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES

                                                                                 Millions of Dollars
                                                          --------------------------------------------------------------
                                                                        2002                            2003
                                                          -------------------------------- -----------------------------
                                                            1st 2nd Qtr  3rd   4th     YTD   1st   2nd   3rd 4th     YTD
                                                             Qtr          Qtr   Qtr           Qtr   Qtr   Qtr Qtr
                                                          -------------------------------- -----------------------------


Income from Continuing Operations
  Before Income Taxes
U.S. E&P                                                    223    419   450   536  1,628  1,050   802   853      2,705
International E&P                                           167    260   555   949  1,931  1,260   967 1,029      3,256
------------------------------------------------------------------------------------------ -----------------------------
Total E&P                                                   390    679 1,005 1,485  3,559  2,310 1,769 1,882      5,961
------------------------------------------------------------------------------------------ -----------------------------

Midstream                                                    20     20    23    35     98     51    42    50        143
------------------------------------------------------------------------------------------ -----------------------------

U.S. R&M                                                   (140)   118    75   175    228    453   396   639      1,488
International R&M                                             5     (5)   19   (25)    (6)   150    94    86        330
------------------------------------------------------------------------------------------ -----------------------------
Total R&M                                                  (135)   113    94   150    222    603   490   725      1,818
------------------------------------------------------------------------------------------ -----------------------------

Chemicals                                                   (18)     3    (1)  (16)   (32)   (44)   15    10        (19)

Emerging Businesses                                          (8)    (5) (274)  (62)  (349)   (51)  (34)  (29)      (114)

Corporate and Other                                        (198)  (153) (535) (471)(1,357)  (300) (502) (328)    (1,130)

------------------------------------------------------------------------------------------ -----------------------------
Consolidated                                                 51    657   312 1,121  2,141  2,569 1,780 2,310      6,659
========================================================================================== =============================


Income from Continuing Operations
  Effective Tax Rates
U.S. E&P                                                   30.5%  33.2% 32.0% 22.6%  29.0%  35.4% 35.5% 36.0%      35.6%
International E&P                                         107.8%  77.3% 72.3% 58.6%  69.3%  64.5% 42.1% 59.1%      56.1%
------------------------------------------------------------------------------------------ -----------------------------
Total E&P                                                  63.6%  50.1% 54.2% 45.6%  50.9%  51.3% 39.1% 48.6%      46.8%
------------------------------------------------------------------------------------------ -----------------------------

Midstream                                                  40.0%  40.0% 52.2% 42.9%  43.9%  39.2% 40.5% 38.0%      39.2%
------------------------------------------------------------------------------------------ -----------------------------

U.S. R&M                                                   34.3%  38.1% 41.3% 35.4%  39.5%  39.3% 37.4% 34.9%      36.9%
International R&M                                           0.0%   0.0% 31.6% 68.0% 183.3%  24.0% 22.3% 19.8%      22.4%
------------------------------------------------------------------------------------------ -----------------------------
Total R&M                                                  35.6%  39.8% 39.4% 30.0%  35.6%  35.5% 34.5% 33.1%      34.3%
------------------------------------------------------------------------------------------ -----------------------------

Chemicals                                                  38.9%-133.3%400.0% 18.8%  56.3%  47.7% 20.0% 30.0%      78.9%

Emerging Businesses                                        37.5%  40.0%  4.4% 35.5%  11.2%  33.3% 32.4% 37.9%      34.2%

Corporate and Other                                        24.7%  27.5% 35.9% 31.6%  31.8%  25.0% 36.9% 32.0%      32.3%

------------------------------------------------------------------------------------------ -----------------------------
Consolidated                                              292.2%  52.5%123.7% 50.2%  67.4%  50.8% 38.5% 45.9%      45.8%
========================================================================================== =============================




                                                                                                              Page 2 of 13




ConocoPhillips

            CERTAIN ITEMS INCLUDED IN INCOME FROM CONTINUING OPERATIONS (AFTER-TAX)

                                                                                         Millions of Dollars
                                                                       -------------------------------------------------
                                                                                 2002                     2003
                                                                       ------------------------- -----------------------
                                                                         1st 2nd  3rd  4th   YTD 1st  2nd  3rd 4th   YTD
                                                                          Qtr Qtr  Qtr  Qtr       Qtr  Qtr  Qtr Qtr
                                                                       ------------------------- -----------------------
U.S. E&P
Gain (loss) on asset sales                                                 -   -    -    -    -    -   16   65       81
Property impairments                                                       -  (3)  (5)   -   (8)   -  (14) (10)     (24)
Pending claims and settlements                                             -   -    -    -    -    -  (20)   -      (20)
------------------------------------------------------------------------------------------------ -----------------------
  Total                                                                    -  (3)  (5)   -   (8)   -  (18)  55       37
------------------------------------------------------------------------------------------------ -----------------------

International E&P
Gain (loss) on asset sales                                                 -   -    -   17   17    -    -   33       33
Property impairments                                                      (7) (3)   -  (14) (24) (12) (32)   -      (44)
U.K. tax law change                                                        -   -  (24)   -  (24)   -    -    -        -
Norway Removal Grant Act (1986) repeal*                                    -   -    -    -    -    -   87    -       87
Bayu-Undan ownership realignment                                           -   -    -    -    -    -   51    -       51
Angola leasehold impairment                                              (77)  -    -    -  (77)   -    -    -        -
------------------------------------------------------------------------------------------------ -----------------------
  Total                                                                  (84) (3) (24)   3 (108) (12) 106   33      127
------------------------------------------------------------------------------------------------ -----------------------

Total E&P                                                                (84) (6) (29)   3 (116) (12)  88   88      164
------------------------------------------------------------------------------------------------ -----------------------

Midstream
                                                                           -   -    -    -    -    -    -    -        -
------------------------------------------------------------------------------------------------ -----------------------
  Total                                                                    -   -    -    -    -    -    -    -        -
------------------------------------------------------------------------------------------------ -----------------------

U.S. R&M
Gain (loss) on asset sales                                                 -   -    -    -    -    -    -    -        -
Property impairments                                                       -   -    -  (83) (83)   -    -    -        -
Other                                                                      -   -    -    -    -    -    -    -        -
------------------------------------------------------------------------------------------------ -----------------------
  Total                                                                    -   -    -  (83) (83)   -    -    -        -
------------------------------------------------------------------------------------------------ -----------------------

International R&M
Gain (loss) on asset sales                                                 -   -    -    -    -    -    -    -        -
Property impairments                                                       -   -    -    -    -    -    -    -        -
Other                                                                      -   -    -    -    -    -    -    -        -
------------------------------------------------------------------------------------------------ -----------------------
  Total                                                                    -   -    -    -    -    -    -    -        -
------------------------------------------------------------------------------------------------ -----------------------

Total R&M                                                                  -   -    -  (83) (83)   -    -    -        -
------------------------------------------------------------------------------------------------ -----------------------

Chemicals
                                                                           -   -    -    -    -    -    -    -        -
------------------------------------------------------------------------------------------------ -----------------------
  Total                                                                    -   -    -    -    -    -    -    -        -
------------------------------------------------------------------------------------------------ -----------------------

Emerging Businesses
Write-off of in-process R&D                                                -   - (246)   - (246)   -    -    -        -
------------------------------------------------------------------------------------------------ -----------------------
  Total                                                                    -   - (246)   - (246)   -    -    -        -
------------------------------------------------------------------------------------------------ -----------------------

Corporate and Other
Insurance demutualization benefits                                         -   -    -    -    -   34    -    -       34
Property impairments                                                       -   -    -    -    -    -   (3)   -       (3)
Merger-related expenses                                                   (2) (1)(221) (83)(307) (27)(115) (41)    (183)
Premium on early debt retirement                                           - (15)   -   (1) (16) (10)  (9)   -      (19)
Other                                                                      -   -    -    -    -    -    -    -        -
------------------------------------------------------------------------------------------------ -----------------------
  Total                                                                   (2)(16)(221) (84)(323)  (3)(127) (41)    (171)
------------------------------------------------------------------------------------------------ -----------------------

Total Company                                                            (86)(22)(496)(164)(768) (15) (39)  47       (7)
========================================================================================================================
  * Net of $21 million of property impairments.


                                                                                                               Page 3 of 13



ConocoPhillips


                              CASH FLOW INFORMATION

                                                                                 Millions of Dollars
                                                        ----------------------------------------------------------------
                                                                    2002                                2003
                                                        ------------------------------- --------------------------------
                                                         1st  2nd 3rd Qtr4th Qtr   YTD  1st Qtr2nd Qtr 3rd Qtr 4th   YTD
                                                          Qtr  Qtr                                             Qtr
                                                        ------------------------------- --------------------------------
DD&A (including property impairments)
  included in net cash provided by
  operating activities                                   406  402    557  1,035  2,400     887  1,003    876      2,766
======================================================================================= ================================

Net Cash Provided by
  Operating Activities                                   579  530  1,877  1,983  4,969   3,164  2,153  2,041      7,358
--------------------------------------------------------------------------------------- --------------------------------

Cash Flows from Investing Activities
  Capital expenditures and investments:
    E&P                                                 (517)(701)  (715)(1,343)(3,276) (1,012)(1,167)(1,109)    (3,288)
    Midstream                                              -   (1)    (1)    (3)    (5)     (2)    (2)    (2)        (6)
    R&M                                                 (104)(129)  (192)  (415)  (840)   (202)  (240)  (298)      (740)
    Chemicals                                            (10)  (9)   (10)   (31)   (60)      -      -      -          -
    Emerging Businesses                                    -    -    (35)   (87)  (122)    (66)   (98)   (60)      (224)
    Corporate and Other                                  (14) (34)    (7)   (30)   (85)    (26)   (50)   (51)      (127)
--------------------------------------------------------------------------------------- --------------------------------
      Total capital expend. & investments               (645)(874)  (960)(1,909)(4,388) (1,308)(1,557)(1,520)    (4,385)
  Acquisitions, net of cash acquired                       -    -  1,242    (62) 1,180       -      -      -          -
  Acquisitions - adoption of FIN 46                        -    -      -      -      -     225      -      -        225
  Proceeds from asset dispositions                        45   36     19    715    815     126    465    913      1,504
  Long-term advances to affiliates and
    other investments                                    (12)  14    (83)   (11)   (92)    (28)    (9)    39          2
  Discontinued operations                                (12) (12)   (22)   (53)   (99)    (14)     3    (38)       (49)
--------------------------------------------------------------------------------------- --------------------------------
Net Cash Used for Investing Activities                  (624)(836)   196 (1,320)(2,584)   (999)(1,098)  (606)    (2,703)
--------------------------------------------------------------------------------------- --------------------------------

Cash Flows from Financing Activities
  Net issuance (repayment) of debt                       204  725 (1,432)  (587)(1,090) (1,569)  (708)(1,515)    (3,792)
  Redemption of preferred stock                            - (300)     -      -   (300)      -      -      -          -
  Dividends                                             (138)(137)  (138)  (271)  (684)   (271)  (272)  (272)      (815)
  Other                                                    7   (7)  (131)   (15)  (146)     11     32     85        128
--------------------------------------------------------------------------------------- --------------------------------
Net Cash Provided by (Used for)
  Financing Activities                                    73  281 (1,701)  (873)(2,220) (1,829)  (948)(1,702)    (4,479)
--------------------------------------------------------------------------------------- --------------------------------

Net Change in Cash
  and Cash Equivalents                                    28  (25)   372   (210)   165     336    107   (267)       176
Cash and cash equivalents
  at beginning of period                                 142  170    145    517    142     307    643    750        307
--------------------------------------------------------------------------------------- --------------------------------
Cash and Cash Equivalents
  at End of Period                                       170  145    517    307    307     643    750    483        483
======================================================================================= ================================


                                                                                                              Page 4 of 13



                          TOTAL E&P

                                                                          2002                           2003
                                                             ------------------------------ ----------------------------
                                                               1st   2nd   3rd   4th    YTD   1st   2nd   3rd 4th    YTD
                                                                Qtr   Qtr   Qtr   Qtr          Qtr   Qtr   Qtr Qtr
                                                             ------------------------------ ----------------------------

E&P Net Income ($ Millions)                                    142   339   460   808 1,749  1,254 1,077   967     3,298
=========================================================================================== ============================

Production
Total, Including Equity Affiliates
  and Canadian Syncrude (MBOE/D)                               833   798 1,046 1,623 1,077  1,622 1,636 1,556     1,604
------------------------------------------------------------------------------------------- ----------------------------

Crude Oil and Condensate (MB/D)
  Consolidated                                                 566   546   620   854   647    880   850   793       841
  Equity affiliates                                              5     4    44    87    35     55   117   120        97
------------------------------------------------------------------------------------------- ----------------------------
    Total                                                      571   550   664   941   682    935   967   913       938
=========================================================================================== ============================
Sales of crude oil produced (MB/D)                             566   557   664   918   677    911   996   917       941
------------------------------------------------------------------------------------------- ----------------------------

Natural Gas Liquids (MB/D)                                      37    34    43    70    46     67    67    57        64
------------------------------------------------------------------------------------------------------------------------

Natural Gas (MMCF/D)
  Consolidated                                               1,349 1,286 1,982 3,529 2,043  3,605 3,485 3,373     3,487
  Equity affiliates                                              -     -     4    13     4     12    11    11        11
------------------------------------------------------------------------------------------- ----------------------------
    Total                                                    1,349 1,286 1,986 3,542 2,047  3,617 3,496 3,384     3,498
=========================================================================================== ============================

Canadian Syncrude (MB/D)                                         -     -     8    22     8     17    19    22        19
------------------------------------------------------------------------------------------- ----------------------------

Industry Prices (Platt's)
Crude Oil ($/bbl)
  WTI spot                                                   21.56 26.27 28.31 28.20 26.09  34.06 29.02 30.18     31.09
  Brent dated                                                21.14 25.04 26.94 26.78 24.98  31.51 26.03 28.41     28.65
Natural Gas--Henry Hub 1st of month ($/mcf)                   2.34  3.38  3.16  3.97  3.21   6.58  5.40  4.97      5.65
------------------------------------------------------------------------------------------- ----------------------------

Average Realized Prices
Crude Oil and Condensate ($/bbl)
  Consolidated                                               19.41 24.46 26.38 26.12 24.38  31.27 26.33 28.15     28.57
  Equity affiliates                                          15.86 21.06 20.29 17.50 18.41  20.97 16.85 19.90     18.84
  Total                                                      19.37 24.44 25.97 25.31 24.07  30.73 25.19 27.00     27.55
------------------------------------------------------------------------------------------- ----------------------------

Natural Gas Liquids ($/bbl)                                  16.00 20.36 19.42 19.32 18.93  24.73 19.17 19.72     21.22
------------------------------------------------------------------------------------------- ----------------------------

Natural Gas ($/mcf)
  Consolidated                                                2.15  2.40  2.49  3.27  2.77   4.49  3.92  3.80      4.07
  Equity affiliates                                              -     -  1.78  3.00  2.71   4.82  4.89  4.12      4.61
  Total                                                       2.15  2.40  2.49  3.27  2.77   4.49  3.93  3.80      4.08
------------------------------------------------------------------------------------------- ----------------------------

Exploration Charges ($ Millions)
  Dry Holes                                                     16    17     4   124   161     20    30    39        89
  Lease Impairments                                             93    16    15    22   146     20    24    36        80
------------------------------------------------------------------------------------------- ----------------------------
    Total Non-Cash Charges                                     109    33    19   146   307     40    54    75       169
  Other (G&G and Lease Rentals)                                 54    34    66   131   285     76    88    57       221
------------------------------------------------------------------------------------------- ----------------------------
Total Exploration Charges                                      163    67    85   277   592    116   142   132       390
=========================================================================================== ============================

Depreciation, Depletion & Amortization
  Producing operations ($ millions)                            274   278   398   666 1,616    643   630   636     1,909
------------------------------------------------------------------------------------------- ----------------------------
                                                                                                            Page 5 of 13

ConocoPhillips

                                    U.S. E&P

                                                                          2002                           2003
                                                             ------------------------------ ----------------------------
                                                               1st   2nd   3rd   4th    YTD   1st   2nd   3rd 4th    YTD
                                                                Qtr   Qtr   Qtr   Qtr          Qtr   Qtr   Qtr Qtr
                                                             ------------------------------ ----------------------------

U.S. E&P Net Income ($ Millions)                               155   280   306   415 1,156    820   517   546     1,883
=========================================================================================== ============================

 Alaska ($ Millions)                                           123   223   246   278   870    508   302   302     1,112
------------------------------------------------------------------------------------------- ----------------------------
 Lower 48 ($ Millions)                                          32    57    60   137   286    312   215   244       771
------------------------------------------------------------------------------------------- ----------------------------

Production
Total U.S. (MBOE/D)                                            564   538   562   684   587    696   678   646       672
------------------------------------------------------------------------------------------- ----------------------------

Crude Oil and Condensate (MB/D)
  Alaska                                                       353   339   310   323   331    337   331   314       327
  Lower 48                                                      33    31    38    58    40     60    57    51        56
------------------------------------------------------------------------------------------- ----------------------------
    Total                                                      386   370   348   381   371    397   388   365       383
=========================================================================================== ============================
Sales of crude oil produced (MB/D)                             383   374   360   370   372    391   389   369       383
------------------------------------------------------------------------------------------- ----------------------------

Natural Gas Liquids (MB/D)*
  Alaska                                                        27    25    21    24    24     25    23    19        22
  Lower 48                                                       1     1     9    21     8     19    21    20        20
------------------------------------------------------------------------------------------- ----------------------------
    Total                                                       28    26    30    45    32     44    44    39        42
=========================================================================================== ============================
 *Includes reinjection volumes sold lease-to-lease:             15    14    13    15    14     15    14    13        14
------------------------------------------------------------------------------------------- ----------------------------

Natural Gas (MMCF/D)
  Alaska                                                       168   160   183   186   175    189   162   180       177
  Lower 48                                                     734   689   922 1,362   928  1,338 1,311 1,271     1,306
------------------------------------------------------------------------------------------- ----------------------------
    Total                                                      902   849 1,105 1,548 1,103  1,527 1,473 1,451     1,483
=========================================================================================== ============================

Average Realized Prices
Crude Oil and Condensate ($/bbl)
  Alaska
    North Slope                                              13.58 18.96 20.42 21.10 18.42  25.95 21.70 22.82     23.49
------------------------------------------------------------------------------------------- ----------------------------
    West Coast                                               18.72 24.40 25.83 26.43 23.75  31.47 27.19 28.31     28.99
------------------------------------------------------------------------------------------- ----------------------------
  Lower 48                                                   18.86 24.53 26.87 26.00 24.48  31.48 27.34 27.94     28.98
------------------------------------------------------------------------------------------- ----------------------------
  Total U.S.                                                 18.73 24.41 25.94 26.36 23.83  31.47 27.21 28.26     28.99
------------------------------------------------------------------------------------------- ----------------------------
                                                                                                .     .     .
Natural Gas Liquids ($/bbl)
  Alaska                                                     18.67 24.40 25.68 26.48 23.48  31.32 27.24 28.42     29.12
------------------------------------------------------------------------------------------- ----------------------------
  Lower 48                                                   12.75 16.74 14.62 16.17 15.66  21.91 15.89 18.76     18.71
------------------------------------------------------------------------------------------- ----------------------------
  Total U.S.                                                 18.13 23.61 20.17 19.27 20.00  25.13 19.33 20.87     21.74
------------------------------------------------------------------------------------------- ----------------------------

Natural Gas ($/mcf)
  Alaska                                                      2.13  1.80  1.58  1.95  1.85   1.97  1.88  1.33      1.71
------------------------------------------------------------------------------------------- ----------------------------
  Lower 48                                                    1.99  2.56  2.65  3.43  2.79   5.47  4.72  4.56      4.92
------------------------------------------------------------------------------------------- ----------------------------
  Total U.S.                                                  1.99  2.51  2.60  3.38  2.75   5.34  4.58  4.41      4.78
------------------------------------------------------------------------------------------- ----------------------------

Kenai, Alaska LNG Sales
  Volume (MMCF/D)                                              117   114   128   128   122    130    91   121       114
------------------------------------------------------------------------------------------- ----------------------------
  Sales price per MCF                                         4.00  3.74  4.21  4.30  4.07   4.38  4.56  4.46      4.46
------------------------------------------------------------------------------------------- ----------------------------

U.S. Exploration Charges ($ Millions)
  Dry Holes                                                     14     3     1    61    79     16     3     9        28
  Lease Impairments                                             13    12    10    14    49     13    12    10        35
------------------------------------------------------------------------------------------- ----------------------------
    Total Non-Cash Charges                                      27    15    11    75   128     29    15    19        63
  Other (G&G and Lease Rentals)                                 17    10    20    39    86     28    22    23        73
------------------------------------------------------------------------------------------- ----------------------------
Total U.S. Exploration Charges                                  44    25    31   114   214     57    37    42       136
=========================================================================================== ============================
Alaska Only                                                     27    12    11    45    95     25    10    11        46
------------------------------------------------------------------------------------------- ----------------------------

Depreciation, Depletion & Amortization
  Producing operations ($ millions)
    Alaska                                                     156   157   136   140   589    113   124   118       355
    Lower 48                                                    54    48    93   149   344    148   148   153       449
------------------------------------------------------------------------------------------- ----------------------------
      Total U.S.                                               210   205   229   289   933    261   272   271       804
=========================================================================================== ============================

                                                                                                              Page 6 of 13



ConocoPhillips

                                INTERNATIONAL E&P

                                                                          2002                           2003
                                                             ------------------------------ ----------------------------
                                                               1st   2nd   3rd   4th    YTD   1st   2nd   3rd 4th    YTD
                                                                Qtr   Qtr   Qtr   Qtr          Qtr   Qtr   Qtr Qtr
                                                             ------------------------------ ----------------------------
International E&P
  Net Income (Loss) ($ Millions)                               (13)   59   154   393   593    434   560   421     1,415
=========================================================================================== ============================

Production
Total, Including Equity Affiliates
  and Canadian Syncrude (MBOE/D)                               269   261   484   939   490    926   958   910       932
------------------------------------------------------------------------------------------- ----------------------------

Crude Oil and Condensate (MB/D)
  Consolidated
    Norway                                                     118   119   156   233   157    226   214   207       215
    United Kingdom                                              17    18    35    86    39     87    82    67        79
    Canada                                                       1     1    14    37    13     33    31    29        31
    Nigeria                                                     27    23    29    38    29     38    39    36        38
    China                                                       13    11    12    11    12     23    27    25        25
    Indonesia                                                    -     -     6    13     5     21    17    16        18
    Other                                                        4     4    20    55    21     55    52    48        52
  Equity affiliates                                              5     4    44    87    35     55   117   120        97
------------------------------------------------------------------------------------------- ----------------------------
  Total                                                        185   180   316   560   311    538   579   548       555
=========================================================================================== ============================
Sales of crude oil produced (MB/D)                             183   183   304   548   306    520   607   548       558
------------------------------------------------------------------------------------------- ----------------------------

Natural Gas Liquids (MB/D)
  Norway                                                         5     4     6     7     6      8     7     7         8
  Canada                                                         -     -     3    14     4     11    11     9        10
  Other                                                          4     4     4     4     4      4     5     2         4
------------------------------------------------------------------------------------------- ----------------------------
  Total                                                          9     8    13    25    14     23    23    18        22
=========================================================================================== ============================

Natural Gas (MMCF/D)
  Consolidated
    Norway                                                     135   131   183   232   171    305   273   216       265
    United Kingdom                                             173   189   349   975   424  1,002   952   853       935
    Canada                                                      19    22   172   442   165    436   424   448       436
    Indonesia                                                    -     -    68   220    72    224   246   275       248
    Other                                                      120    95   105   112   108    111   117   130       120
  Equity affiliates                                              -     -     4    13     4     12    11    11        11
------------------------------------------------------------------------------------------- ----------------------------
    Total                                                      447   437   881 1,994   944  2,090 2,023 1,933     2,015
=========================================================================================== ============================

Canadian Syncrude (MB/D)                                         -     -     8    22     8     17    19    22        19
------------------------------------------------------------------------------------------- ----------------------------

Average Realized Prices
Crude Oil and Condensate ($/bbl)
  Consolidated
    Norway                                                   21.04 24.49 27.19 26.35 25.21  32.72 26.28 29.08     29.29
    United Kingdom                                           21.21 24.14 26.88 25.98 25.33  30.11 24.34 28.32     27.50
    Canada                                                   20.03 24.85 27.20 21.26 22.87  28.40 23.61 24.15     25.47
    Nigeria                                                  21.14 24.95 27.51 26.97 25.37  31.94 26.35 28.48     28.75
    China                                                    19.57 25.27 26.31 29.64 25.03  28.87 26.51 26.38     27.16
    Indonesia                                                    -     - 24.89 30.59 28.10  29.35 24.54 26.32     26.95
    Other                                                    15.00 25.18 25.75 25.18 24.94  29.10 25.38 26.58     27.05
  Equity affiliates                                          15.86 21.06 20.29 17.50 18.41  20.97 16.85 19.90     18.84
  Total                                                      20.71 24.51 26.01 24.60 24.36  30.17 23.90 26.15     26.57
------------------------------------------------------------------------------------------- ----------------------------

Natural Gas Liquids ($/bbl)
  Norway                                                     12.88 15.48 15.64 20.69 16.51  21.85 18.13 18.50     19.39
  Canada                                                         -     - 29.12 18.42 20.39  26.11 20.78 23.55     23.51
  Other                                                      12.58 13.29 13.74 20.51 15.29  23.40 16.73 14.18     15.37
  Total                                                      12.76 14.58 18.42 19.39 17.47  24.22 18.96 18.23     20.55
------------------------------------------------------------------------------------------- ----------------------------

Natural Gas ($/mcf)
  Consolidated
    Norway                                                    3.22  3.02  3.16  3.33  3.20   3.66  3.86  4.21      3.88
    United Kingdom                                            3.18  2.55  2.22  3.20  2.92   3.55  3.17  2.88      3.22
    Canada                                                    2.23  2.21  2.32  3.37  3.03   5.42  4.34  4.17      4.64
    Indonesia                                                    -     -  4.18  4.11  4.12   4.66  4.16  4.35      4.38
    Other                                                     0.41  0.39  0.41  0.45  0.42   0.48  0.48  0.50      0.49
  Equity affiliates                                              -     -  1.78  3.00  2.71   4.82  4.89  4.12      4.61
  Total                                                       2.41  2.20  2.37  3.20  2.79   3.92  3.48  3.38      3.60
------------------------------------------------------------------------------------------- ----------------------------

International Exploration Charges ($ Millions)
  Dry Holes                                                      2    14     3    63    82      4    27    30        61
  Lease Impairments                                             80     4     5     8    97      7    12    26        45
------------------------------------------------------------------------------------------- ----------------------------
    Total Non-Cash Charges                                      82    18     8    71   179     11    39    56       106
  Other (G&G and Lease Rentals)                                 37    24    46    92   199     48    66    34       148
------------------------------------------------------------------------------------------- ----------------------------
Total International Exploration Charges                        119    42    54   163   378     59   105    90       254
=========================================================================================== ============================

Depreciation, Depletion & Amortization
  Producing operations ($ millions)                             64    73   169   377   683    383   358   364     1,105
------------------------------------------------------------------------------------------- ----------------------------

                                                                                                              Page 7 of 13

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

ConocoPhillips


                                       R&M

                                                                            2002                         2003
                                                                  ------------------------- ----------------------------
                                                                   1st  2nd  3rd  4th   YTD   1st   2nd   3rd 4th    YTD
                                                                    Qtr  Qtr  Qtr  Qtr         Qtr   Qtr   Qtr Qtr
                                                                  ------------------------- ----------------------------

R&M Net Income (Loss) ($ Millions)                                 (87)  68   57  105  143    264   321   485     1,070
=========================================================================================== ============================

 United States ($ Millions)                                        (92)  73   44  113  138    150   248   416       814
------------------------------------------------------------------------------------------- ----------------------------
 International ($ Millions)                                          5   (5)  13   (8)   5    114    73    69       256
------------------------------------------------------------------------------------------- ----------------------------

Market Indicators
U.S. East Coast Crack Spread ($/bbl)                              2.90 2.86 3.06 4.58 3.35   6.16  3.46  6.37      5.33
U.S. Gulf Coast Crack Spread ($/bbl)                              2.78 3.70 2.79 3.74 3.25   5.64  3.65  5.38      4.89
U.S. Group Central Spread ($/bbl)                                 3.88 5.07 5.16 5.69 4.95   6.12  6.96  8.32      7.14
U.S. West Coast Crack Spread ($/bbl)                              9.67 9.53 8.58 8.40 9.04  12.79 11.39 14.00     12.73
NW Europe Crack Spread ($/bbl)                                    0.74 1.38 1.70 2.72 1.64   5.68  3.17  3.11      3.99
------------------------------------------------------------------------------------------- ----------------------------

Realized Margins
Refining Margin ($/bbl)
  U.S.                                                             n/a  n/a  n/a 5.07  n/a   6.50  5.34  6.39      6.07
  International                                                    n/a  n/a  n/a 2.98  n/a   5.63  3.98  3.98      4.54
------------------------------------------------------------------------------------------- ----------------------------
Marketing Margin ($/gal)
  U.S.                                                             n/a  n/a  n/a 0.04  n/a   0.04  0.06  0.05      0.05
  International                                                    n/a  n/a  n/a 0.16  n/a   0.17  0.22  0.19      0.19
------------------------------------------------------------------------------------------- ----------------------------

Depreciation, Depletion &
  Amortization ($ Millions)                                        102   98  119  167  486    167   174   174       515
------------------------------------------------------------------------------------------- ----------------------------

Maintenance Turnaround
  Expense ($ Millions)                                              71   29   47   29  176     61    41    19       121
------------------------------------------------------------------------------------------- ----------------------------

Consolidated
EASTERN U.S.
Charge Barrels Input (MB/D)
Crude Oil                                                          348  404  338  399  372    415   435   428       426
Other Feed and Blending Stocks                                      53   47   16   61   44     51    53    40        48
------------------------------------------------------------------------------------------- ----------------------------
  Total                                                            401  451  354  460  416    466   488   468       474
=========================================================================================== ============================
Percentage Utilization                                              81%  94%  79%  93%  87%    97%  101%  100%       99%
------------------------------------------------------------------------------------------- ----------------------------

Refined Products Production (MB/D)
Gasoline                                                           214  247  187  260  227    244   249   243       245
Distillates                                                        111  114   88  116  107    138   131   117       129
Aviation Fuel                                                       35   37   37   37   36     32    29    37        33
Other                                                               46   52   36   51   47     55    85    75        72
------------------------------------------------------------------------------------------- ----------------------------
  Total                                                            406  450  348  464  417    469   494   472       479
=========================================================================================== ============================

U.S. GULF COAST
Charge Barrels Input (MB/D)
Crude Oil                                                          414  428  509  652  501    668   702   708       693
Other Feed and Blending Stocks                                      80   67   87  101   85    103    95    95        98
------------------------------------------------------------------------------------------- ----------------------------
  Total                                                            494  495  596  753  586    771   797   803       791
=========================================================================================== ============================
Percentage Utilization                                              90%  92%  93%  91%  92%    93%   98%   99%       97%
------------------------------------------------------------------------------------------- ----------------------------

Refined Products Production (MB/D)
Gasoline                                                           213  211  236  300  240    289   277   288       284
Distillates                                                        146  144  172  247  177    242   249   265       252
Aviation Fuel                                                       37   39   52   62   48     70    63    71        68
Other                                                              102  116  148  181  137    221   242   228       230
------------------------------------------------------------------------------------------- ----------------------------
  Total                                                            498  510  608  790  602    822   831   852       834
=========================================================================================== ============================

CENTRAL U.S.
Charge Barrels Input (MB/D)
Crude Oil                                                          348  424  466  633  469    631   663   618       637
Other Feed and Blending Stocks                                      34   32   39   46   37     32    24    33        30
------------------------------------------------------------------------------------------- ----------------------------
  Total                                                            382  456  505  679  506    663   687   651       667
=========================================================================================== ============================
Percentage Utilization                                              84%  98%  90%  92%  91%    92%   96%   90%       93%
------------------------------------------------------------------------------------------- ----------------------------

Refined Products Production (MB/D)
Gasoline                                                           200  235  269  389  274    367   375   367       370
Distillates                                                         64   74   76  148   91    144   152   123       139
Aviation Fuel                                                       50   49   58   64   55     59    57    64        60
Other                                                               61   98   99   91   87     96   110   102       103
------------------------------------------------------------------------------------------- ----------------------------
  Total                                                            375  456  502  692  507    666   694   656       672
=========================================================================================== ============================
n/a = not available.

                                                                                                              Page 8 of 13

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

ConocoPhillips


                                 R&M (continued)

                                                                          2002                           2003
                                                             ------------------------------ ----------------------------
                                                               1st   2nd   3rd   4th    YTD   1st   2nd   3rd 4th    YTD
                                                                Qtr   Qtr   Qtr   Qtr          Qtr   Qtr   Qtr Qtr
                                                             ------------------------------ ----------------------------
WESTERN U.S.
Charge Barrels Input (MB/D)
Crude Oil                                                      306   320   330   320   319    294   328   329       317
Other Feed and Blending Stocks                                  (3)   16    13    16    11      9    13    12        11
------------------------------------------------------------------------------------------- ----------------------------
  Total                                                        303   336   343   336   330    303   341   341       328
=========================================================================================== ============================
Percentage Utilization                                          92%   96%   99%   96%   96%    88%   99%   99%       95%
------------------------------------------------------------------------------------------- ----------------------------

Refined Products Production (MB/D)
Gasoline                                                       137   148   175   174   159    160   176   172       170
Distillates                                                     71    77    78    81    77     66    83    86        79
Aviation Fuel                                                   27    31    33    30    30     29    24    28        27
Other                                                           61    60    51    48    55     42    55    56        50
------------------------------------------------------------------------------------------- ----------------------------
  Total                                                        296   316   337   333   321    297   338   342       326
=========================================================================================== ============================

TOTAL UNITED STATES
Charge Barrels Input (MB/D)
Crude Oil                                                    1,416 1,576 1,643 2,004 1,661  2,008 2,128 2,083     2,073
Other Feed and Blending Stocks                                 164   162   155   224   177    195   185   180       187
------------------------------------------------------------------------------------------- ----------------------------
  Total                                                      1,580 1,738 1,798 2,228 1,838  2,203 2,313 2,263     2,260
=========================================================================================== ============================
Percentage Utilization                                          86%   95%   90%   93%   91%    93%   98%   96%       96%
------------------------------------------------------------------------------------------- ----------------------------

Refined Products Production (MB/D)
Gasoline                                                       764   841   867 1,123   900  1,060 1,077 1,070     1,069
Distillates                                                    392   409   414   592   452    590   615   591       599
Aviation Fuel                                                  149   156   180   193   169    190   173   200       188
Other                                                          270   326   334   371   326    414   492   461       455
------------------------------------------------------------------------------------------- ----------------------------
  Total                                                      1,575 1,732 1,795 2,279 1,847  2,254 2,357 2,322     2,311
=========================================================================================== ============================

UNITED KINGDOM and IRELAND
Charge Barrels Input (MB/D)
Crude Oil                                                       65    67   126   177   109    262   244   258       255
Other Feed and Blending Stocks                                   -     -    15    30    11     39    42    38        39
------------------------------------------------------------------------------------------- ----------------------------
  Total                                                         65    67   141   207   120    301   286   296       294
=========================================================================================== ============================
Percentage Utilization                                          90%   92%   85%   58%   73%    86%   80%   84%       83%
------------------------------------------------------------------------------------------- ----------------------------

Refined Products Production (MB/D)
Gasoline                                                        15    16    42    64    34     99    91    99        96
Distillates                                                     26    26    56    76    46    125   118   128       124
Aviation Fuel                                                    -     -     4     6     3     14     7    10        10
Other                                                           21    21    32    77    38     54    59    45        53
------------------------------------------------------------------------------------------- ----------------------------
  Total                                                         62    63   134   223   121    292   275   282       283
=========================================================================================== ============================

Equity Affiliates - Net Share
International*
Charge Barrels Input (MB/D)
Crude Oil                                                        -     -    42   130    43    134   132   129       132
Other Feed and Blending Stocks                                   -     -     1     3     1      2     3     5         3
------------------------------------------------------------------------------------------- ----------------------------
  Total                                                          -     -    43   133    44    136   135   134       135
=========================================================================================== ============================
Percentage Utilization                                           -     -    95%   95%   95%    98%   97%   95%       97%
------------------------------------------------------------------------------------------- ----------------------------

Refined Products Production (MB/D)
Gasoline                                                         -     -    13    41    14     43    41    40        41
Distillates                                                      -     -    18    58    19     58    59    57        58
Aviation Fuel                                                    -     -     4     7     3     10     8     9         9
Other                                                            -     -     9    19     7     33    24    25        28
------------------------------------------------------------------------------------------- ----------------------------
  Total                                                          -     -    44   125    43    144   132   131       136
=========================================================================================== ============================

* Represents 18.75 percent interest in a refinery complex at Karlsruhe, Germany; 16.33 percent interest in two refineries in Kralupy and Litvinov, Czech Republic; and 47 percent interest in a refinery at Melaka, Malaysia.

                                                                                                              Page 9 of 13

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


ConocoPhillips


                                 R&M (continued)

                                                                          2002                           2003
                                                             ------------------------------ ----------------------------
                                                               1st   2nd   3rd   4th    YTD   1st   2nd   3rd 4th    YTD
                                                                Qtr   Qtr   Qtr   Qtr          Qtr   Qtr   Qtr Qtr
                                                             ------------------------------ ----------------------------

Worldwide - Including Share of Equity Affiliates
Charge Barrels Input (MB/D)
Crude Oil                                                    1,481 1,643 1,811 2,311 1,813  2,404 2,504 2,470     2,460
Other Feed and Blending Stocks                                 164   162   171   257   189    236   230   223       229
------------------------------------------------------------------------------------------- ----------------------------
  Total                                                      1,645 1,805 1,982 2,568 2,002  2,640 2,734 2,693     2,689
=========================================================================================== ============================
Percentage Utilization                                          86%   95%   90%   89%   90%    92%   96%   95%       94%
------------------------------------------------------------------------------------------- ----------------------------

Refined Products Production (MB/D)
Gasoline                                                       779   857   922 1,228   948  1,202 1,209 1,209     1,206
Distillates                                                    418   435   488   726   517    773   792   776       781
Aviation Fuel                                                  149   156   188   206   175    214   188   219       207
Other                                                          291   347   375   467   371    501   575   531       536
------------------------------------------------------------------------------------------- ----------------------------
  Total                                                      1,637 1,795 1,973 2,627 2,011  2,690 2,764 2,735     2,730
=========================================================================================== ============================

U.S. PETROLEUM PRODUCTS SALES (MB/D)*
Gasoline                                                     1,084 1,159 1,195 1,478 1,230  1,331 1,381 1,398     1,370
Distillates                                                    439   424   449   692   502    600   590   580       590
Aviation Fuel                                                  162   185   219   172   185    164   164   197       176
Other                                                          398   341   350   403   372    509   493   497       499
------------------------------------------------------------------------------------------- ----------------------------
  Total                                                      2,083 2,109 2,213 2,745 2,289  2,604 2,628 2,672     2,635
=========================================================================================== ============================
 *2002 amounts restated.

INTERNATIONAL PETROLEUM PRODUCTS SALES (MB/D)
Gasoline                                                        12    12    78   163    67    202   190   181       191
Distillates                                                     20    21    84   147    69    181   199   192       190
Aviation Fuel                                                    -     -     2     6     2      5     7    14         9
Other                                                           22    17    37    24    24     40    52    54        49
------------------------------------------------------------------------------------------- ----------------------------
  Total                                                         54    50   201   340   162    428   448   441       439
=========================================================================================== ============================

SPECIALTIES
Base Oil Production(MB/D)
United States - Equity Affiliate                                 -     -     3    10     3     10     7    11         9
------------------------------------------------------------------------------------------- ----------------------------


Petroleum Coke Sales (MMT)*
  United States
    Fuel coke                                                  297   311   500   565 1,673    683   653   653     1,989
    Specialty coke                                              56    57   196   292   601    276   282   253       811
------------------------------------------------------------------------------------------- ----------------------------

  International
    Fuel coke                                                    -     -    12    54    66     57    50    35       142
    Specialty coke                                               -     -    68   180   248    176   180   171       527
------------------------------------------------------------------------------------------- ----------------------------


Finished Lubes Sales (MB/D)*
United States                                                    8     9     9    10     9     10    10    12        11
------------------------------------------------------------------------------------------- ----------------------------

International                                                    -     -     -     1     -      1     -     1         -
------------------------------------------------------------------------------------------- ----------------------------
 *Included in "Other" in the petroleum products sales statistics above.
                                                                                                              Page 10 of 13

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

ConocoPhillips


                                    MIDSTREAM

                                                                    2002                                2003
                                                      --------------------------------- --------------------------------
                                                        1st   2nd 3rd Qtr4th Qtr    YTD 1st Qtr2nd Qtr3rd Qtr4th     YTD
                                                         Qtr   Qtr                                            Qtr
                                                      --------------------------------- --------------------------------


Midstream Net Income ($ Millions)                        12    12     11     20     55      31     25     31         87
========================================================================================================================

U.S. Equity Affiliate ($ Millions)*                       5     7      6      5     23      13     23     18         54
--------------------------------------------------------------------------------------- --------------------------------

Natural Gas Liquids Extracted (MB/D)
Consolidated
  United States                                           -     -     19     56     19      51     53     50         51
  International                                           -     -     15     45     15      47     35     47         44
Equity Affiliates
  United States*                                        117   119    119    119    119     114    110    111        111
  International                                           -     -      3     10      3      10     11     12         11
--------------------------------------------------------------------------------------- --------------------------------
Total                                                   117   119    156    230    156     222    209    220        217
======================================================================================= ================================
 * Represents 30.3 percent interest in Duke Energy Field Services, LLC (DEFS).

Natural Gas Liquids Fractionated (MB/D)
United States                                           107   104    139    179    133     168    158    172        166
--------------------------------------------------------------------------------------- --------------------------------

Product Prices
Weighted Average NGL ($/bbl)*
  Consolidated                                            -     -  18.57  19.24  19.07   25.59  20.99  20.94      22.51
  DEFS                                                12.83 15.59  16.32  18.95  15.92   24.53  20.53  20.67      21.91
--------------------------------------------------------------------------------------- --------------------------------
* Prices are based on index prices from the Mont Belvieu and Conway market hubs that are weighted by natural gas liquids component and location mix.

Depreciation, Depletion &
  Amortization ($ Millions)                               1     -      5     13     19      14     14     13         41
--------------------------------------------------------------------------------------- --------------------------------



                               EMERGING BUSINESSES

                                                                    2002                                2003
                                                      --------------------------------- --------------------------------
                                                        1st   2nd 3rd Qtr4th Qtr    YTD 1st Qtr2nd Qtr3rd Qtr4th     YTD
                                                         Qtr   Qtr                                            Qtr
                                                      --------------------------------- --------------------------------
Emerging Businesses
  Net Income (Loss) ($ Millions)*                        (5)   (3)  (262)   (40)  (310)    (34)   (23)   (18)       (75)
========================================================================================================================

Detail of Net Income (Loss) ($ Millions)
Technology Solutions                                     (5)   (3)    (4)    (4)   (16)     (5)    (6)    (5)       (16)
Gas-to-Liquids*                                           -     -   (253)   (20)  (273)    (20)   (13)    (7)       (40)
Power                                                     -     -     (1)    (2)    (3)      1     (1)    (3)        (3)
Other                                                     -     -     (4)   (14)   (18)    (10)    (3)    (3)       (16)
--------------------------------------------------------------------------------------- --------------------------------
Total                                                    (5)   (3)  (262)   (40)  (310)    (34)   (23)   (18)       (75)
======================================================================================= ================================
* Third quarter 2002 results include a $246 million write down of acquired in-
 process R&D.



                               CORPORATE AND OTHER

                                                                    2002                                2003
                                                      --------------------------------- --------------------------------
                                                        1st   2nd 3rd Qtr4th Qtr    YTD 1st Qtr2nd Qtr3rd Qtr4th     YTD
                                                         Qtr   Qtr                                            Qtr
                                                      --------------------------------- --------------------------------
Corporate and Other
  Net Income (Loss) ($ Millions)                       (153)  (72)  (385)(1,308)(1,918)   (289)  (226)  (166)      (681)
========================================================================================================================


Detail of Net Income (Loss) ($ Millions)
Net interest expense                                    (78)  (91)   (83)  (160)  (412)   (190)  (145)  (134)      (469)
Corporate overhead                                      (47)  (27)   (32)   (67)  (173)    (30)   (43)   (33)      (106)
Discontinued operations                                  (4)   39    (42)  (986)  (993)     53     91     57        201
Merger-related costs                                     (2)   (1)  (221)   (83)  (307)    (27)  (115)   (41)      (183)
Accounting change                                         -     -      -      -      -    (117)     -      -       (117)
Other                                                   (22)    8     (7)   (12)   (33)     22    (14)   (15)        (7)
--------------------------------------------------------------------------------------- --------------------------------
Total                                                  (153)  (72)  (385)(1,308)(1,918)   (289)  (226)  (166)      (681)
======================================================================================= ================================

Before-Tax Net Interest Expense ($ Millions)
Interest expense                                       (158) (157)  (193)  (291)  (799)   (339)  (306)  (314)      (959)
Capitalized interest                                     51    51     59     72    233      73     78     98        249
Interest revenue                                          4     2     13     21     40      29     31     27         87
Premium on early debt retirement                          -   (21)     -     (3)   (24)    (12)   (11)     -        (23)
--------------------------------------------------------------------------------------- --------------------------------
                                                       (103) (125)  (121)  (201)  (550)   (249)  (208)  (189)      (646)
======================================================================================= ================================

Debt
Total Debt ($ Millions)*                              8,902 9,635 20,453 19,766 19,766  21,015 20,262 18,887     18,887
Debt-to-Capital Ratio*                                 37.6% 39.4%  39.8%  39.3%  39.3%   40.1%  38.3%  36.0%      36.0%
--------------------------------------------------------------------------------------- --------------------------------
* 2003 amounts reflect the January 1, 2003, adoption of FIN 46.

                                                                                                             Page 11 of 13

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


ConocoPhillips


                       SELECTED PRO FORMA STATISTICS (E&P)

                                                                          2002                           2003
                                                             ------------------------------ ----------------------------
                                                               1st   2nd   3rd   4th    YTD   1st   2nd   3rd 4th    YTD
                                                                Qtr   Qtr   Qtr   Qtr          Qtr   Qtr   Qtr Qtr
                                                             ------------------------------ ----------------------------
E&P
E&P Production
Total Including Equity Affiliates
  and Canadian Syncrude (MBOE/D)                             1,676 1,619 1,546 1,623 1,616  1,622 1,636 1,556     1,604
------------------------------------------------------------------------------------------- ----------------------------

Crude Oil and Condensate (MB/D)
  Consolidated
    U.S.                                                       424   406   370   381   395    397   388   365       383
    Norway                                                     200   208   219   233   215    226   214   207       215
    United Kingdom                                              81    78    63    86    77     87    82    67        79
    Canada                                                      46    45    42    37    42     33    31    29        31
    Nigeria                                                     40    34    35    38    37     38    39    36        38
    China                                                       13    11    12    11    12     23    27    25        25
    Indonesia                                                   26    23    22    13    21     21    17    16        18
    Other                                                       52    50    48    55    51     55    52    48        52
  Equity affiliates                                             91    84   104    87    92     55   117   120        97
------------------------------------------------------------------------------------------- ----------------------------
    Total                                                      973   939   915   941   942    935   967   913       938
=========================================================================================== ============================

Natural Gas Liquids (MB/D)
  U.S.                                                          48    46    42    45    45     44    44    39        42
  International                                                 24    22    24    25    24     23    23    18        22
------------------------------------------------------------------------------------------- ----------------------------
    Total                                                       72    68    66    70    69     67    67    57        64
=========================================================================================== ============================

Natural Gas (MMCF/D)
  Consolidated
    U.S.                                                     1,635 1,566 1,578 1,548 1,581  1,527 1,473 1,451     1,483
    Norway                                                     291   290   252   232   266    305   273   216       265
    United Kingdom                                             869   856   603   975   826  1,002   952   853       935
    Canada                                                     548   565   512   442   517    436   424   448       436
    Indonesia                                                  179   169   189   220   189    224   246   275       248
    Other                                                      120    95   105   112   108    111   117   130       120
  Equity affiliates                                             12    13    13    13    13     12    11    11        11
------------------------------------------------------------------------------------------- ----------------------------
    Total                                                    3,654 3,554 3,252 3,542 3,500  3,617 3,496 3,384     3,498
=========================================================================================== ============================

Canadian Syncrude (MB/D)                                        22    20    23    22    22     17    19    22        19
------------------------------------------------------------------------------------------- ----------------------------

E&P Average Realized Prices
Crude Oil and Condensate ($/bbl)
  Consolidated
    U.S.                                                     18.66 24.33 25.85 26.36 23.69  31.47 27.21 28.26     28.99
    Norway                                                   20.77 24.42 26.78 26.35 24.61  32.72 26.28 29.08     29.29
    United Kingdom                                           19.78 23.69 26.15 25.98 23.99  30.11 24.34 28.32     27.50
    Canada                                                   19.39 21.79 24.96 21.26 21.82  28.40 23.61 24.15     25.47
    Nigeria                                                  21.33 25.16 27.40 26.97 25.12  31.94 26.35 28.48     28.75
    China                                                    19.57 25.27 26.31 29.64 25.03  28.87 26.51 26.38     27.16
    Indonesia                                                19.38 24.46 24.21 30.59 23.51  29.35 24.54 26.32     26.95
    Other                                                    19.39 24.66 25.55 25.18 23.58  29.10 25.38 26.58     27.05
  Equity affiliates                                          13.40 18.26 19.06 17.50 17.14  20.97 16.85 19.90     18.84
  Total                                                      18.93 23.71 25.24 25.31 23.26  30.73 25.19 27.00     27.55
------------------------------------------------------------------------------------------- ----------------------------

Natural Gas Liquids ($/bbl)
  U.S.                                                       12.92 17.05 16.78 19.27 16.44  25.13 19.33 20.87     21.74
  International                                               9.86 15.62 18.56 19.39 15.95  24.22 18.96 18.23     20.55
  Total                                                      11.67 16.49 17.57 19.32 16.24  24.73 19.17 19.72     21.22
------------------------------------------------------------------------------------------- ----------------------------

Natural Gas ($/mcf)
  Consolidated
    U.S.                                                      2.26  2.80  2.71  3.38  2.78   5.34  4.58  4.41      4.78
    Norway                                                    3.20  2.99  3.26  3.33  3.19   3.66  3.86  4.21      3.88
    United Kingdom                                            3.43  2.37  1.95  3.20  2.81   3.55  3.17  2.88      3.22
    Canada                                                    1.74  2.50  2.13  3.37  2.40   5.42  4.34  4.17      4.64
    Indonesia                                                 3.16  4.13  4.13  4.11  3.89   4.66  4.16  4.35      4.38
    Other                                                     0.41  0.39  0.41  0.45  0.42   0.48  0.48  0.50      0.49
  Equity affiliates                                           2.17  2.60  1.78  3.00  2.39   4.82  4.89  4.12      4.61
  Total                                                       2.53  2.66  2.52  3.27  2.75   4.49  3.93  3.80      4.08
------------------------------------------------------------------------------------------- ----------------------------
Note:  Pro forma information derived by summing the historical Phillips and Conoco data for the period indicated.

                                                                                                              Page 12 of 13



ConocoPhillips


                SELECTED PRO FORMA STATISTICS (Midstream and R&M)

                                                                          2002                           2003
                                                             ------------------------------ ----------------------------
                                                               1st   2nd   3rd   4th    YTD   1st   2nd   3rd 4th    YTD
                                                                Qtr   Qtr   Qtr   Qtr          Qtr   Qtr   Qtr Qtr
                                                             ------------------------------ ----------------------------
Midstream
Natural Gas Liquids Extracted (MB/D)
Consolidated
  United States                                                 49    52    50    56    52     51    53    50        51
  International                                                 42    42    46    45    44     47    35    47        44
Equity Affiliates
  United States*                                               117   119   119   119   119    114   110   111       111
  International                                                  9     9     9    10     9     10    11    12        11
------------------------------------------------------------------------------------------- ----------------------------
Total                                                          217   222   224   230   223    222   209   220       217
=========================================================================================== ============================
 * Represents 30.3 percent interest in Duke Energy Field Services, LLC (DEFS).

Natural Gas Liquids Fractionated (MB/D)
United States                                                  166   159   177   179   170    168   158   172       166
------------------------------------------------------------------------------------------- ----------------------------

Product Prices
Weighted Average NGL ($/bbl)*
  Consolidated                                               13.23 15.99 16.69 19.24 16.31  25.59 20.99 20.94     22.51
  DEFS                                                       12.83 15.59 16.32 18.95 15.92  24.53 20.53 20.67     21.91
------------------------------------------------------------------------------------------- ----------------------------
* Prices are based on index prices from the Mont Belvieu and Conway market hubs that are weighted by natural gas liquids component and location mix.

R&M
Charge Barrels Input (MB/D)
Eastern U.S.
Crude Oil                                                      348   404   338   399   372    415   435   428       426
Other Feed and Blending Stocks                                  53    47    16    61    44     51    53    40        48
------------------------------------------------------------------------------------------- ----------------------------
  Total                                                        401   451   354   460   416    466   488   468       474
=========================================================================================== ============================
Percentage Utilization                                          81%   94%   79%   93%   87%    97%  101%  100%       99%
------------------------------------------------------------------------------------------- ----------------------------

U.S. Gulf Coast
Crude Oil                                                      648   669   675   652   661    668   702   708       693
Other Feed and Blending Stocks                                 116    96    90   101   101    103    95    95        98
------------------------------------------------------------------------------------------- ----------------------------
  Total                                                        764   765   765   753   762    771   797   803       791
=========================================================================================== ============================
Percentage Utilization                                          91%   94%   94%   91%   93%    93%   98%   99%       97%
------------------------------------------------------------------------------------------- ----------------------------

Central U.S.
Crude Oil                                                      568   664   624   633   622    631   663   618       637
Other Feed and Blending Stocks                                  25    23    22    46    29     32    24    33        30
------------------------------------------------------------------------------------------- ----------------------------
  Total                                                        593   687   646   679   651    663   687   651       667
=========================================================================================== ============================
Percentage Utilization                                          85%   96%   91%   92%   91%    92%   96%   90%       93%
------------------------------------------------------------------------------------------- ----------------------------

Western U.S.
Crude Oil                                                      306   320   330   320   319    294   328   329       317
Other Feed and Blending Stocks                                  (3)   16    13    16    11      9    13    12        11
------------------------------------------------------------------------------------------- ----------------------------
  Total                                                        303   336   343   336   330    303   341   341       328
=========================================================================================== ============================
Percentage Utilization                                          92%   96%   99%   96%   96%    88%   99%   99%       95%
------------------------------------------------------------------------------------------- ----------------------------

Total U.S.
Crude Oil                                                    1,870 2,057 1,967 2,004 1,975  2,008 2,128 2,083     2,073
Other Feed and Blending Stocks                                 191   182   141   224   184    195   185   180       187
------------------------------------------------------------------------------------------- ----------------------------
  Total                                                      2,061 2,239 2,108 2,228 2,159  2,203 2,313 2,263     2,260
=========================================================================================== ============================
Percentage Utilization                                          87%   95%   91%   93%   92%    93%   98%   96%       96%
------------------------------------------------------------------------------------------- ----------------------------

United Kingdom and Ireland
Crude Oil                                                      279   260   273   177   247    262   244   258       255
Other Feed and Blending Stocks                                  18    27    43    30    30     39    42    38        39
------------------------------------------------------------------------------------------- ----------------------------
  Total                                                        297   287   316   207   277    301   286   296       294
=========================================================================================== ============================
Percentage Utilization                                          92%   86%   90%   58%   81%    86%   80%   84%       83%
------------------------------------------------------------------------------------------- ----------------------------

Equity Affiliates -- Net Share -- International*
Crude Oil                                                      119   127   127   130   126    134   132   129       132
Other Feed and Blending Stocks                                   4     6     4     3     4      2     3     5         3
------------------------------------------------------------------------------------------- ----------------------------
  Total                                                        123   133   131   133   130    136   135   134       135
=========================================================================================== ============================
Percentage Utilization                                          88%   93%   93%   94%   92%    98%   97%   95%       97%
------------------------------------------------------------------------------------------- ----------------------------
 * Represents 18.75 percent interest in a refinery complex at Karlsruhe, Germany;  16.33 percent interest in two refineries in Kralupy and Litvinov, Czech Republic;
     and 47 percent interest in a refinery at Melaka, Malaysia.

Worldwide -- Including Net Share of Equity Affiliates
Crude Oil                                                    2,268 2,444 2,367 2,311 2,348  2,404 2,504 2,470     2,460
Other Feed and Blending Stocks                                 213   215   188   257   218    236   230   223       229
------------------------------------------------------------------------------------------- ----------------------------
  Total                                                      2,481 2,659 2,555 2,568 2,566  2,640 2,734 2,693     2,689
=========================================================================================== ============================
Percentage Utilization                                          88%   94%   91%   89%   90%    92%   96%   95%       94%
------------------------------------------------------------------------------------------- ----------------------------

U.S. Petroleum Products Sales (MB/D)
Gasoline                                                     1,375 1,461 1,417 1,478 1,433  1,331 1,381 1,398     1,370
Distillates                                                    653   650   602   692   649    600   590   580       590
Aviation Fuel                                                  231   259   268   172   232    164   164   197       176
Other                                                          524   479   456   403   465    509   493   497       499
------------------------------------------------------------------------------------------- ----------------------------
  Total                                                      2,783 2,849 2,743 2,745 2,780  2,604 2,628 2,672     2,635
=========================================================================================== ============================
Note:  Pro forma information derived by summing the historical Phillips and Conoco data for the period indicated.
                                                                                                              Page 13 of 13
